SETTLEMENT AGREEMENT AND RELEASE

This Settlement Agreement and Mutual Release (the "Agreement") is entered into on June 19, 2008 by and between Richard Hourizadeh, Vida Hourizadeh and Travira Trust (collectively, "Travira,") on the one hand, and Point.360, a California corporation on the other hand, in full and complete settlement of all actual and potential claims. From time to time in this Agreement, Travira and Point.360 are referred to individually as a "Party" or collectively as the "Parties."

RECITALS

A. Travira is the owner of the property located at 712 N. Seward Street, Los Angeles ("Property"). Point.360 entered into a Standard Industrial/Commercial Single-Tenant Lease ("Lease Agreement") with Travira's predecessor in interest. The term of the Lease Agreement was set to expire on November 1, 2008.

B. On or about February 1, 2008, Point.360 vacated the Property and ceased making payments under the Lease Agreement.

C. In order to avoid the expense and uncertainty of litigation, the Parties to this Agreement now desire to settle and release any and all actual and potential claims that may exist between Travira and Point.360 pertaining in any way to the Lease Agreement, including but not limited to liability for any damage or repairs to the Property, without admission of any fault or liability whatsoever.

NOW THEREFORE, in consideration of the mutual promises contained herein and for other valuable consideration, the adequacy and sufficiency of which are hereby acknowledged, the Parties agree as follows:

1. Incorporation of Recitals. The foregoing recitals are an integral part of this Agreement and are incorporated herein by reference.

2. Settlement Payment. Upon execution of this Agreement, Point.360 shall pay to Richard Hourizadeh, as trustee of Travira Trust, two hundred thirteen thousand dollars ($213,000) ("Settlement Payment") in full satisfaction of any and all past, present and future obligations owed or to be owing in connection with the Lease Agreement, including but not limited to any obligation relating to damage or repairs to the Property. In addition to the Settlement Payment, Travira shall retain Point.360's initial lease deposit of twenty two thousand one hundred forty dollars ($22,140) and any interest accrued thereon.

3. Release by Travira. Except as otherwise provided herein, Travira Trust, Richard Hourizadeh, Vida Hourizadeh, as well as their employees, agents, representatives, affiliates, partners, respective attorneys, affiliates, related companies, successors, predecessors, licensors, licensees, assignees, and all persons or entities acting by and through, under, or in concert with any of them (the "Travira Releasors") hereby irrevocably and unconditionally release and forever discharge Point.360, as well as its past and present officers, directors, employees, agents, representatives, affiliates, partners, insurers, reinsurers, excess insurers, respective attorneys, advisors, accountants, shareholders, affiliates, related companies, parent companies, subsidiaries,

successors, predecessors, licensors, licensees, assignees, and all persons or entities acting by and through, under, or in concert with any of them (collectively, the "Point.360 Releasees,") of and from any and all manner of action or actions, or cause or causes of action, in law or in equity, raised in any judicial or non-judicial forum, including, without limitation, state and federal courts, government agencies, and any and all other complaints, suits, liens, contracts, controversies, agreements, promises, liabilities, claims, demands, damages, losses, debts, costs or expenses, of any nature whatsoever, whether known or unknown, fixed or contingent, which the Travira Releasors now own, hold, have, claim to have, or may ever have against the Point.360 Releasees, or any of them, by reason of any matter, cause or thing whatsoever, relating in any way to the Lease Agreement, including but not limited to any claims relating to damage or repairs to the Property.

4. Release by Point.360. Except as otherwise provided herein, Point.360, itself, as well as its officers, directors, employees, agents, representatives, affiliates, partners, insurers, reinsurers, excess insurers, respective attorneys, accountants, shareholders, affiliates, related companies, parent companies, subsidiaries, successors, predecessors, licensors, licensees, assignees, and all persons or entities acting by and through, under, or in concert with any them (the "Point.360 Releasors") hereby irrevocably and unconditionally release and forever discharge Travira Trust, Richard Hourizadeh, Vida Hourizadeh, themselves and their past and present employees, agents, trustees, representatives, affiliates, partners, respective attorneys, advisors, affiliates, related companies, successors, predecessors, licensors, licensees, assignees, and all persons or entities acting by and through, under, or in concert with any of them (the "Travira Releasees") of and from any and all manner of action or actions, or cause or causes of action, in law or in equity, raised in any judicial or non-judicial forum, including, without limitation, state and federal courts, government agencies, and any and all other complaints, suits, liens, contracts, controversies, agreements, promises, liabilities, claims, demands, damages, losses, debts, costs or expenses, of any nature whatsoever, whether known or unknown, fixed or contingent, which the Point.360 Releasors now own, hold, have, claim to have, or may ever have against the Travira Releasees, or any of them, by reason of any matter, cause or thing whatsoever, relating in any to the Lease Agreement, including but not limited to any claims relating to damage or repairs to the Property.

5. Waiver of California Civil Code Section 1542. As to the matters herein released, the Parties to this Agreement hereby acknowledge that this Agreement is intended to include a full release of each person released and that such release is a material inducement to the Parties to enter into this Agreement. In furtherance of this intention, as to the matters herein released, the Parties hereby agree to waive the rights and benefits conferred upon them under the provisions of Section 1542 of the California Civil Code, and any similar statute of any other jurisdiction to the full extent that the Parties may lawfully waive all such rights and benefits with respect to matters that were or could have been adjudicated in connection with the Lease Agreement. Section 1542 of the California Civil Code provides:

> **GENERAL RELEASE. A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM OR HER MUST HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT**

WITH THE DEBTOR.

It is understood by the Parties that the facts in respect of which the foregoing releases are given may turn out to be other than or different from the facts in that connection now known to the Parties or believed by them to be true, and the Parties expressly assume such risk and agree that the foregoing release shall nevertheless be in all respects effective and not subject to termination or rescission by reason thereof.

6. No Assignments. The Parties hereby covenant and represent to each Releasee that it has not assigned or transferred (directly or indirectly, in whole or in part) any right, claim or interest, or potential right, claim or interest, which is covered by the release embodied in this Agreement.

7. Entire Agreement. This instrument, including the attached exhibits, embodies the entire agreement of the Parties with regard to the settlement of this matter and, as such, supersedes any and all other agreements and/or drafts of agreements, whether oral or in writing, express or implied, between Travira, on the one hand, and Point.360, on the other hand.

8. Representations and Warranties.

Each of the Parties hereto respectively represents, warrants and agrees that:

a. It has received independent legal advice from its attorneys with respect to the advisability of making the settlement provided for in this Agreement and with respect to the advisability of executing this Agreement.

b. It has not been subjected to any duress, undue influence, or inequality of bargaining power in connection with the negotiation or execution of this Agreement.

c. It has made such investigation of the facts pertaining to the Parties' actual and potential disputes as it deems necessary or desirable, prior to entering into this Agreement.

d. It has the full right and authority to enter into this Agreement, and, to the extent applicable, the individual executing this Agreement on its behalf has the full right and authority to do so, and to commit and bind it to this Agreement.

e. Except for statements, representations and promises expressly set forth in this Agreement, it has not relied upon any statement, representation or promise of any other Party (or of any employee, attorney or other representative of any other Party) in executing this Agreement, and no other Party has made any statements, representations or promises relied upon by it in entering into this Agreement.

f. Each party represents and warrants that it is not aware of any pending or threatened claim by itself or by any third party relating to the Property that falls outside the scope of the releases contained herein.

9. Binding Effect. The Releases contained in this Agreement shall be binding upon the Releasors, and their respective heirs, administrators, representatives, agents, executors,

predecessors, successors, and assigns, and shall inure to the benefit of the Releasees and to their respective heirs, administrators, representatives, agents, executors, predecessors, successors and assigns.

10. Amendments in Writing. Any amendment, modification or waiver of any term or condition of this Agreement must be in writing and signed by authorized representatives of each of the Parties. No amendment, modification or waiver of any term or condition of this Agreement shall be made orally or implied from conduct or otherwise.

11. Waivers. Any Party may specifically waive a breach of this Agreement by any other Party, but no such waiver shall constitute a continuing waiver of similar or other breaches or a waiver of such breach any other Party. A waiving Party may at any time, upon written notice to the breaching Party, direct future compliance with the waived term or terms of this Agreement, in which event the breaching Party shall comply as directed from such time forward to the extent such direction is in accordance with the terms of this Agreement. All rights, remedies, undertakings, obligations and agreements contained in this Agreement shall be cumulative and not mutually exclusive.

12. Rules of Construction.

The Parties agree that the following rules shall govern the interpretation and construction of this Agreement:

a. All paragraph headings are for convenience only and shall not limit, alter, or otherwise affect the construction or interpretation of this Agreement.

b. Whenever the context so requires, the neuter gender shall include the feminine or masculine, the singular number shall include the plural, and vice versa.

c. If any provision of this Agreement as applied to any of the Parties or any circumstance shall be adjudged to be unlawful, void, or for any reason unenforceable, such provision shall be deemed separable from the remainder of this Agreement and the same shall in no way affect the validity or enforceability of any other provision of this Agreement, the application of such provision to other Parties or circumstances, or the validity or enforceability of this Agreement as a whole.

d. The Parties acknowledge that they have all participated in the drafting of this Agreement, and the language of all parts of this Agreement shall in all cases be construed as a whole, according to its fair meaning, and not strictly for or against any of the Parties.

e. This Agreement shall in all respects be construed and enforced in accordance with and governed by the laws of the State of California.

13. Attorneys' Fees In Connection With This Matter and Agreement. Each Party to this Agreement shall bear its own attorneys' fees and costs incurred in, or in connection with, this Agreement. In the event an action is brought by one Party to enforce this Agreement or a release contained within this Agreement, the prevailing Party shall be entitled to recover its costs and reasonable attorneys' fees.

14. Counterparts. This Agreement may be executed in one or more counterparts all of which taken together shall be deemed one original.

15. Notices. Any notice to be served hereunder by any Party hereto upon any other Party hereto shall be sent to the following addresses by (i) U.S. Mail, first class delivery, and (ii) by facsimile. The date of facsimile transmission shall control for purposes of computing all deadlines. Each Party may in the future designate other addresses pursuant to this paragraph:

If to Travira:

Richard Hourizadeh
PO Box 572140
Tarzana, CA 91357
Facsimile: 818-340-5830

With a copy to:

Ellie Hourizadeh
McDermott Will & Emery LLP
2049 Century Park East, Suite 3800
Los Angeles, CA 90067
Facsimile: 310-277-4730

If to Point.360:

Alan Steel
Point.360
2777 North Ontario Street
Burbank, CA 91504
Facsimile: 818-847-2503

With a copy to:

Russell Glazer
TroyGould PC
1801 Century Park East, Suite 1600
Los Angeles, CA 90067
Facsimile: 310-201-4746

SO AGREED:

Travira Trust

By: Richard Hourizadeh, Trustee
Dated: June 19 , 2008

By: Richard Hourizadeh, an individual
Dated: June 19 , 2008

Point.360

By: Alan Steel, Executive Vice President
Dated: June , 2008

By: Vida Hourizadeh, an individual
Dated: June 19, 2008

02523/0006 174976.5

14. Counterparts. This Agreement may be executed in one or more counterparts all of which taken together shall be deemed one original.

15. Notices. Any notice to be served hereunder by any Party hereto upon any other Party hereto shall be sent to the following addresses by (i) U.S. Mail, first class delivery, and (ii) by facsimile. The date of facsimile transmission shall control for purposes of computing all deadlines. Each Party may in the future designate other addresses pursuant to this paragraph:

If to Travira:

Richard Hourizadeh
PO Box 572140
Tarzana, CA 91357
Facsimile: 818-340-5830

With a copy to:

Ellie Hourizadeh
McDermott Will & Emery LLP
2049 Century Park East, Suite 3800
Los Angeles, CA 90067
Facsimile: 310-277-4730

If to Point.360:

Alan Steel
Point.360
2777 North Ontario Street
Burbank, CA 91504
Facsimile: 818-847-2503

With a copy to:

Russell Glazer
TroyGould PC
1801 Century Park East, Suite 1600
Los Angeles, CA 90067
Facsimile: 310-201-4746

SO AGREED:

Travira Trust

By: Richard Hourizadeh, Trustee
Dated: June , 2008

Point.360

By: Alan Steel, Executive Vice President
Dated: June 20, 2008

By: Richard Hourizadeh, an individual
Dated: June , 2008

By: Vida Hourizadeh, an individual
Dated: June , 2008

APPROVED AS TO FORM:

MCDERMOTT WILL & EMERY LLP

Dated: June 19 2008

Ellie Hourizadeh
Attorney for Travira Trust

TROYGOULD PC

Dated: June , 2008

Russell Glazer
Attorney for Point.360

APPROVED AS TO FORM:

MCDERMOTT WILL & EMERY LLP

Dated: June , 2008

____

Ellie Hourizadeh
Attorney for Travira Trust

TROYGOULD PC

Dated: June 20, 2008

Russell Glazer
Attorney for Point.360

02523/0006 174976.5